UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2019

SOLITARIO ZINC CORP.

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	001-32978 (Commission File Number)	84-1285791 (I.R.S. Employer Identification No.)

4251 Kipling Street, Suite 390
Wheat Ridge, CO 80033
(Address of principal executive offices)

Registrant’s telephone number, including area code:	(303) 534-1030

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
	Title of Each Clas	Trading Symbol	Name of each exchange on which registered
	Common Stock, $0.01 par value	XPL	NYSE American

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

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ITEM 5.07		Submission of Matters to a Vote of Security Holders.

On June 17, 2019, Solitario Zinc Corp. (“Solitario”) held its Annual Meeting of Shareholders at which holders of 39,730,977 shares of common stock, or 68.27% of the total outstanding shares eligible to vote as of the record date, were present in person or by proxy. The three matters identified below were submitted to a vote of the shareholders. Each proposal is more fully described in Solitario’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2019.

1.       Election of Directors. Six directors were elected to serve until the next Annual Meeting of Shareholders, or until their successors are elected and qualified, with each director receiving the votes below:

Number of Shares
Name		For		Against		Withheld		Broker Non-Votes
Brian Labadie	14,817,707		2,548,465		46,951		22,317,854
John Labate	14,819,173		2,546,149		47,801		22,317,854
James Hesketh	14,937,477		2,445,460		30,186		22,317,854
Christopher E. Herald	17,265,501		128,436		19,186		22,317,854
Gil Atzmon	16,182,830		690,998		539,295		22,317,854
Joshua D. Crumb	16,812,440		385,951		214,732		22,317,854

2.       Advisory Vote on Executive Compensation. The shareholders approved the following resolution, with 17,251,964 shares voting for (98.53% of shares voting), 258,089 shares voting against, and 22,220,924 broker non-votes:

“RESOLVED THAT: Solitario shareholders approve the compensation of Solitario’s named executive officers, as disclosed in the Company’s proxy statement, dated April 29, 2019, pursuant to the compensation disclosure rules of the Securities and Exchange Commission set forth in Item 402 of Regulation S-K, including, but not limited to, the Compensation Discussion and Analysis, the compensation tables, and any related material disclosed in the proxy statement for the 2019 annual meeting.”

3. Appointment of Auditors. The appointment of Plante Moran PLLC as Solitario’s auditors for fiscal year 2019 was ratified by the shareholders, with 39,348,374 shares voting for (99.29% of shares voting), 58,178 shares voting against, 222,495 shares abstaining, and 101,930 broker non-votes.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

June 17, 2019

Solitario Zinc Corp.

By:	/s/ James R. Maronick
James R. Maronick, Chief Financial Officer